UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2022
KBS GROWTH & INCOME REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-56050	47-2778257
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant’s telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS
Termination of Share Redemption Program.
On December 15, 2022, in connection with its approval of a proposed liquidation and dissolution of the company (the “Plan of Liquidation”), the board of directors of KBS Growth & Income REIT, Inc. (the “Company”) approved the termination of the Company’s share redemption program (the “SRP”) which provides stockholders the ability to have their shares repurchased by the Company in the limited circumstances of a stockholder’s death, “qualifying disability” or “determination of incompetence.” The termination will be effective as of December 30, 2022, and as such, no redemptions will be processed on the December redemption date. Pursuant to the terms of the SRP, the board of directors may amend, suspend or terminate the SRP for any reason upon ten business days’ notice to the Company’s stockholders. The board of directors expects that future liquidity will be provided to the Company’s stockholders through liquidating distributions if the Plan of Liquidation is approved by the Company’s stockholders. The proposed Plan of Liquidation will be submitted to the stockholders of the Company for their consideration along with the Company’s definitive proxy statement upon its filing with the SEC.
Stockholder Proposals and Director Nominations for the Annual Meeting of Stockholders
The Company expects to hold its annual meeting of stockholders (the “Annual Meeting”) on April 4, 2023. The exact date, time and location of the Annual Meeting will be specified in the Company’s definitive proxy statement for the Annual Meeting. Because the date of the Annual Meeting will be more than 30 days from the anniversary date of the Company’s last annual meeting of stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is providing the deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) to be eligible for inclusion in the Company’s proxy materials relating to the Annual Meeting. In order to be timely and to be eligible for inclusion in the Company’s proxy materials relating to the Annual Meeting, director nominations and other stockholder proposals must be received by Jeffrey K. Waldvogel, the Company’s Secretary, at the Company’s principal offices by the close of business on December 27, 2022, which date the Company has determined to be reasonable. Such proposals must also comply with the Company’s bylaws and the rules of the SEC regarding the inclusion of stockholder proposals in proxy materials, including Rule 14a-19 under the Exchange Act (“Rule 14a-9”), and any such proposal may be omitted if not in compliance with applicable requirements.
Stockholders interested in nominating a person as a director or presenting any other business for consideration at the Annual Meeting must submit timely notice thereof by following the procedures prescribed in Section 2.12 of the Company’s bylaws and in Rules 14a-8 and 14a-19. The date of the Annual Meeting will be more than 30 days from the first anniversary of the Company’s last annual meeting of stockholders. Thus, to be timely and to be eligible for presentation to and action by the Company’s stockholders at the Annual Meeting, director nominations and other stockholder proposals must be received by Mr. Waldvogel at the Company’s principal offices by the close of business on December 27, 2022, which date is the 10th day following the day on which the public announcement of the Annual Meeting is first made. Such proposals must also comply with the Company’s bylaws and other applicable laws.
Proposals should be directed to the attention of the Company’s Secretary, Mr. Jeffrey K. Waldvogel, KBS Growth & Income REIT, Inc., 800 Newport Center Drive, Suite 700, Newport Beach, California 92660.
IMPORTANT INFORMATION FOR STOCKHOLDERS
ADDITIONAL INFORMATION AND WHERE TO FIND IT
On December 15, 2022, the board of directors of the Company, including all of the independent directors, approved the Plan of Liquidation for submission to the Company’s stockholders for approval. The Company intends to file a preliminary proxy statement for its annual meeting of stockholders with the SEC. The definitive proxy statement will be sent or given to the Company’s stockholders and will contain information about the proposals to be voted on by the Company’s stockholders at the annual meeting of stockholders, including information relating to the Plan of Liquidation referenced in this filing. This filing does not constitute a solicitation of any vote or proxy from any stockholder of the Company.
STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT IS AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS TO BE VOTED ON BY THE COMPANY’S STOCKHOLDERS AT THE ANNUAL MEETING OF STOCKHOLDERS, INCLUDING THE PLAN OF LIQUIDATION.

When available, stockholders will be able to obtain a copy of the definitive proxy statement and other relevant documents, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, free of charge at the SEC’s website, www.sec.gov, on the Investor Information page of the Company’s website at www.kbsgireit.com, or by directing a request by mail to KBS Growth & Income REIT, Inc., c/o DST Systems, Inc., P.O. Box 219015, Kansas City, MO 64121-9015 or KBS Growth & Income REIT, Inc., c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105.
PARTICIPANTS IN THIS SOLICITATION
The Company, its directors and executive officers, the advisor, and the advisor’s officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposals to be voted on at the annual meeting of stockholders, including the Plan of Liquidation. Information regarding the Company, its directors and executive officers and the advisor, including detailed information regarding the interests of such entities or persons in the solicitation, will be included in the definitive proxy statement in connection with the annual meeting of stockholders. Stockholders may obtain the definitive proxy statement and other relevant documents free of charge as described above.
Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.
If the Plan of Liquidation is approved by the stockholders of the Company, there are many factors that may affect the amount of liquidating distributions the Company will ultimately pay to its stockholders, including, among other things, the continuing impact of the COVID-19 pandemic, elevated market and economic volatility due to adverse economic and geopolitical conditions, such as the war in Ukraine, concerns over persistent inflation, rising interest rates and slowing economic growth on the value of the real estate properties, the ultimate sale price of each asset, changes in market demand for office properties during the liquidation process, the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution, and unanticipated or contingent liabilities arising thereafter. No assurance can be given as to the amount or timing of liquidating distributions the Company will ultimately pay to its stockholders.
These statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and Part II, Item 1A of the Company’s Quarterly Reports on Form 10-Q for the period ended September 30, 2022, each as filed with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS GROWTH & INCOME REIT, INC.

Dated: December 16, 2022	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary